                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          2002 TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------
Notes:

                          2002 TARGET TERM TRUST INC.
                                ---------------

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 19, 1998
                                ----------------

TO THE SHAREHOLDERS:

    The annual meeting of shareholders of 2002 Target Term Trust Inc. ("Fund") will be held on March 19, 1998 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 for the following purposes:

        (1) To elect nine (9) directors to serve until the annual meeting of shareholders in 1999, or until their successors are elected and qualified;

        (2) To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending November 30, 1998; and

        (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

    You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on January 15, 1998. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,
                                          DIANNE E. O'DONNELL
                                          SECRETARY

January 30, 1998
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                     REGISTRATION                                  VALID SIGNATURE
------------------------------------------------------  -------------------------------------

Corporate Accounts

  (1) ABC Corp........................................  ABC Corp.
                                                         John Doe, Treasurer

  (2) ABC Corp........................................  John Doe, Treasurer

  (3) ABC Corp. c/o John Doe, Treasurer...............  John Doe

  (4) ABC Corp. Profit Sharing Plan...................  John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership.............................  Jane B. Smith, Partner

  (2) Smith and Jones, Limited Partnership............  Jane B. Smith, General Partner

Trust Accounts

  (1) ABC Trust Account...............................  Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d 12/28/78.............  Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
      UGMA/UTMA.......................................  John B. Smith

  (2) Estate of John B. Smith.........................  John B. Smith, Jr.
                                                         Executor

                          2002 TARGET TERM TRUST INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                ---------------
                                PROXY STATEMENT
                                ---------------
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 19, 1998

    This statement is furnished to the shareholders of 2002 Target Term Trust Inc. ("Fund") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on March 19, 1998, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about January 30, 1998.

    A majority of the shares outstanding on January 15, 1998, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if such a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposals 1 and 2, for which the required vote is a plurality and majority, respectively, of the votes cast.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the nine nominees for directors named herein and FOR the remaining proposals described in this proxy statement. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

    As of the record date, January 15, 1998, the Fund had outstanding 7,802,867 shares of common stock. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") or PaineWebber Incorporated ("PaineWebber"), who will not receive any compensation therefor from the Fund. Each full share of the Fund outstanding is entitled to one vote and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote for such purposes.

    Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins is an asset management subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held financial services holding company. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

    Goldman Sachs Funds Management, L.P. (the "Sub-Adviser") serves as the Fund's investment sub-adviser. The Sub-Adviser is a limited partnership indirectly controlled by Goldman Sachs Group, L.P. The principal business address of each the Sub-Adviser and Goldman Sachs Group, L.P. is One New York Plaza, New York 10004.

    The Fund's annual report containing financial statements for the fiscal year ended November 30, 1997 is being mailed to shareholders concurrently with this proxy statement.

                       PROPOSAL 1. ELECTION OF DIRECTORS

    Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the nine nominees named in the table below. Each nominee, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940 ("1940 Act") ("Independent Directors"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the nine nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

    Mr. Bewkes has served as a director from the Fund's inception except for a brief period in 1993. Messrs. Armstrong and Burt have served as directors of the Fund since March 16, 1995. Each of the other directors was first elected to the board on April 11, 1996. Directors shall be elected by the affirmative vote of a plurality of the votes cast for the election of directors, present in person or by proxy and entitled to vote thereon, provided a quorum is present. If each of the nine nominees is elected, they will constitute the entire board of directors of the Fund. None of the current directors and executive officers (18 persons) owned any shares of the Fund on December 31, 1997.

                                                   PRESENT POSITION WITH THE                     SHARES OWNED
                                               FUND; BUSINESS EXPERIENCE DURING                 BENEFICIALLY ON
          NOMINEE; AGE                       PAST FIVE YEARS; OTHER DIRECTORSHIPS             DECEMBER 31, 1997**
---------------------------------  ---------------------------------------------------------  -------------------
Margo N. Alexander*; 50            DIRECTOR AND PRESIDENT. Mrs. Alexander is president,               --
                                   chief executive officer and a director of Mitchell
                                   Hutchins (since January 1995) and an executive vice
                                   president and a director of PaineWebber. Mrs. Alexander
                                   is president and a director or trustee of 29 investment
                                   companies for which Mitchell Hutchins or PaineWebber
                                   serves as investment adviser.
Richard Q. Armstrong; 62           DIRECTOR. Mr. Armstrong is chairman and principal of RQA           --
                                   Enterprises (management consulting firm) (since April
                                   1991 and principal occupation since March 1995). Mr.
                                   Armstrong is also a director of Hi Lo Automotive, Inc. He
                                   was chairman of the board, chief executive officer and
                                   co-owner of Adirondack Beverages (producer and
                                   distributor of soft drinks and sparkling/still waters)
                                   (October 1993-March 1995). He was a partner of The New
                                   England Consulting Group (management consulting firm)
                                   (December 1992-September 1993). He was managing director
                                   of LVMH U.S. Corporation (U.S.

                                                   PRESENT POSITION WITH THE                     SHARES OWNED
                                               FUND; BUSINESS EXPERIENCE DURING                 BENEFICIALLY ON
          NOMINEE; AGE                       PAST FIVE YEARS; OTHER DIRECTORSHIPS             DECEMBER 31, 1997**
---------------------------------  ---------------------------------------------------------  -------------------
                                   subsidiary of the French luxury goods conglomerate, Luis
                                   Vuitton Moet Hennessey Corporation) (1987-1991) and
                                   chairman of its wine and spirits subsidiary, Schieffelin
                                   & Somerset Company (1987-1991). Mr. Armstrong is also a
                                   director or trustee of 28 investment companies for which
                                   Mitchell Hutchins or PaineWebber serves as investment
                                   adviser.
E. Garrett Bewkes, Jr.*; 71        DIRECTOR AND CHAIRMAN OF THE BOARD OF DIRECTORS. Mr.               --
                                   Bewkes is a director of PW Group (holding company of
                                   PaineWebber and Mitchell Hutchins). Prior to December
                                   1995, he was a consultant to PW Group. Prior to 1988, he
                                   was chairman of the board, president and chief executive
                                   officer of American Bakeries Company. Mr. Bewkes is also
                                   a director of Interstate Bakeries Corporation and NaPro
                                   BioTherapeutics, Inc. Mr. Bewkes is a director or trustee
                                   of 29 investment companies for which Mitchell Hutchins or
                                   PaineWebber serves as investment adviser.
Richard R. Burt; 50                DIRECTOR. Mr. Burt is chairman of IEP Advisors, Inc.               --
                                   (international investments and consulting firm) (since
                                   March 1994) and a partner of McKinsey & Company
                                   (management consulting firm) (since 1991). He is also a
                                   director of American Publishing Company and
                                   Archer-Daniels-Midland Co. (agricultural commodities). He
                                   was the chief negotiator in the Strategic Arms Reduction
                                   Talks with the former Soviet Union (1989-1991) and the
                                   U.S. Ambassador to the Federal Republic of Germany
                                   (1985-1989). Mr. Burt is also a director or trustee of 28
                                   investment companies for which Mitchell Hutchins or
                                   PaineWebber serves as investment adviser.
Mary C. Farrell*; 48               DIRECTOR. Ms. Farrell is a managing director, senior
                                   investment strategist and member of the Investment Policy
                                   Committee of PaineWebber. Ms. Farrell joined PaineWebber
                                   in 1982. She is a member of the Financial Women's
                                   Association and Women's Economic Roundtable and appears
                                   as a regular panelist on WALL $TREET WEEK with Louis
                                   Rukeyser. She also serves on the Board of Overseers of
                                   New York University's Stern School of Business. Ms.
                                   Farrell is a director or trustee of 28 investment

                                                   PRESENT POSITION WITH THE                     SHARES OWNED
                                               FUND; BUSINESS EXPERIENCE DURING                 BENEFICIALLY ON
          NOMINEE; AGE                       PAST FIVE YEARS; OTHER DIRECTORSHIPS             DECEMBER 31, 1997**
---------------------------------  ---------------------------------------------------------  -------------------
                                   companies for which Mitchell Hutchins or PaineWebber
                                   serves as investment adviser.
Meyer Feldberg; 55                 DIRECTOR. Mr. Feldberg is Dean and Professor of                    --
                                   Management of the Graduate School of Business, Columbia
                                   University. Prior to 1989, he was president of the
                                   Illinois Institute of Technology. Dean Feldberg is a
                                   director of K-III Communications Corporation, Federated
                                   Department Stores, Inc. and Revlon, Inc. Dean Feldberg is
                                   a director or trustee
                                   of 28 investment companies for which Mitchell Hutchins or
                                   PaineWebber serves as investment adviser.
George W. Gowen; 68                DIRECTOR. Mr. Gowen is a partner in the law firm of                --
                                   Dunnington, Bartholow & Miller. Prior to May 1994, he was
                                   a partner in the law firm of Fryer, Ross & Gowen. Mr.
                                   Gowen is a director of Columbia Real Estate Investments,
                                   Inc. Mr. Gowen is a director or trustee of 28 investment
                                   companies for which Mitchell Hutchins or PaineWebber
                                   serves as investment adviser.
Frederic V. Malek; 61              DIRECTOR. Mr. Malek is chairman of Thayer Capital                  --
                                   Partners (merchant bank). From January 1992 to November
                                   1992, he was campaign manager of Bush-Quayle '92. From
                                   1990 to 1992, he was vice chairman and, from 1989 to
                                   1990, he was president of Northwest Airlines Inc., NWA
                                   Inc. (holding company of Northwest Airlines Inc.) and
                                   Wings Holding Inc. (holding company of NWA Inc.). Prior
                                   to 1989, he was employed by the Marriott Corporation
                                   (hotels, restaurants, airline catering and contract
                                   feeding), where he most recently was an executive vice
                                   president and president of Marriott Hotels and Resorts.
                                   Mr. Malek is also a director of American Management
                                   Systems, Inc. (management consulting and computer related
                                   services), Automatic Data Processing, Inc., CB Commercial
                                   Group, Inc. (real estate services), Choice Hotels
                                   International (hotel and hotel franchising), FPL Group,
                                   Inc. (electric services), Integra, Inc. (biomedical),
                                   Manor Care, Inc. (health care) and National Education
                                   Corporation and Northwest Airlines Inc. Mr. Malek is a
                                   director or trustee of 28 investment companies for which
                                   Mitchell Hutchins or PaineWebber serves as investment
                                   adviser.

                                                   PRESENT POSITION WITH THE                     SHARES OWNED
                                               FUND; BUSINESS EXPERIENCE DURING                 BENEFICIALLY ON
          NOMINEE; AGE                       PAST FIVE YEARS; OTHER DIRECTORSHIPS             DECEMBER 31, 1997**
---------------------------------  ---------------------------------------------------------  -------------------
Carl W. Schafer; 62                DIRECTOR. Mr. Schafer is president of the Atlantic                 --
                                   Foundation (charitable foundation supporting mainly
                                   oceanographic exploration and research). He is a director
                                   of Roadway Express, Inc. (trucking), The Guardian Group
                                   of Mutual Funds, Evans Systems, Inc. (a motor fuels,
                                   convenience store and diversified company), Electronic
                                   Clearing House, Inc., (financial transactions
                                   processing), Wainoco Oil Corporation and Nutraceutix,
                                   Inc. (biotechnology company). Prior to January 1993, he
                                   was chairman of the Investment Advisory Committee of the
                                   Howard Hughes Medical Institute. Mr. Schafer is a
                                   director or trustee of 28 investment companies for which
                                   Mitchell Hutchins or PaineWebber serves as an investment
                                   adviser.

------------

 * Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the Fund, as defined by the 1940 Act, by virtue of their positions with Mitchell Hutchins, PaineWebber, and/or PW Group.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of shares owned.

    The board of directors of the Fund met five times during the fiscal year ended November 30, 1997. Each director attended 75% or more of the board meetings during the last fiscal year. The Audit and Contract Review Committee ("ACR Committee") of the board currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek, and Schafer. The ACR Committee has established a sub-committee that periodically reviews the contractual and audit arrangements for the Fund and reports back to the full ACR Committee. Messrs. Burt, Feldberg and Schafer are members of this sub-committee. Each member of the Fund's ACR Committee is also a member of a similar committee established by the boards of other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser and also may be a member of a sub-committee established by another fund's audit and contract review committee. The duties of the ACR Committee are (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent auditors, including reports on the Fund's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The ACR Committee and the related sub-committee met once during the fiscal year ended November 30, 1997. Each member of the ACR Committee and sub-committee attended those meetings.

    The board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors $1,000 annually and $150 for each board meeting and for each separate meeting of a board committee. The chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex receive additional annual compensation aggregating $15,000 each from the relevant funds. Directors of the Fund who are "interested persons" as defined by the 1940 Act receive no compensation from the Fund. Directors are reimbursed for any expenses incurred in attending meetings.

Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The table below includes certain information relating to the compensation of the Fund's directors.

                              COMPENSATION TABLE+

                                                                                                         TOTAL
                                                                                                     COMPENSATION
                                                                                        AGGREGATE      FROM THE
                                                                                      COMPENSATION   FUND AND THE
                                                                                          FROM           FUND
NAME OF PERSON, POSITION                                                                THE FUND*      COMPLEX**
------------------------------------------------------------------------------------  -------------  -------------
Richard Q. Armstrong, Director......................................................    $   1,750     $    94,885
Richard R. Burt, Director...........................................................    $   1,600     $    87,085
Meyer Feldberg, Director............................................................    $   2,911     $   117,853
George W. Gowen, Director...........................................................    $   1,750     $   101,567
Frederic V. Malek, Director.........................................................    $   1,750     $    95,845
Carl W. Schafer, Director...........................................................    $   1,750     $    94,885

------------

 + Only independent members of the board are compensated by the Fund and identified above; directors who are "interested persons," as defined by the 1940 Act, do not receive compensation.

 * Represents fees paid to each director during the fiscal year ended November 30, 1997.

** Represents total compensation paid to each director by 28 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser during the twelve months ended December 31, 1997; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

               PROPOSAL 2. RATIFICATION OF SELECTION OF AUDITORS

    The Fund's financial statements for the fiscal year ended November 30, 1997 were audited by Ernst & Young LLP, independent auditors. In addition, Ernst & Young LLP prepares the Fund's federal and state annual income tax returns.

    The board of directors of the Fund has selected Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending November 30, 1998, subject to ratification by shareholders of the Fund at the annual meeting. Ernst & Young LLP has been the Fund's independent auditors since its inception in December 1992. The ratification of Ernst & Young LLP as independent auditors is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote FOR such ratification unless contrary instructions are given. Ernst & Young LLP has informed the Fund that it has no material direct or indirect financial interest in the Fund. The affirmative vote of the holders of a majority of the shares of the Fund cast at the annual meeting is required for ratification, provided a quorum is present.

    Representatives of Ernst & Young LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                               EXECUTIVE OFFICERS

    Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, in addition to Mrs. Alexander (about whom information is given previously), are:

        T. KIRKHAM BARNEBY, age 51, vice president of the Fund (appointed September 1995). Mr. Barneby is a managing director and chief investment officer--quantitative investment of Mitchell Hutchins. Prior to September 1994, he was a senior vice president at Vantage Global Management. Prior to June 1993, he was a senior vice president at Mitchell Hutchins. Mr. Barneby is a vice president of five investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        ANN E. MORAN, age 40, vice president and assistant treasurer of the Fund (appointed June 1993). Ms. Moran is a vice president and a manager of the mutual fund finance division of Mitchell Hutchins. Ms. Moran is also a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        DIANNE E. O'DONNELL, age 45, vice president and secretary of the Fund (appointed November 1992). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 28 investment companies and a vice president and assistant secretary of one investment company for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        EMIL POLITO, age 37, vice president of the Fund (appointed September
    1996). Mr. Polito is a senior vice president and director of operations and control for Mitchell Hutchins. From March 1991 to September 1993 he was director of the mutual funds sales support and service center for Mitchell Hutchins and PaineWebber. Mr. Polito is vice president of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        VICTORIA E. SCHONFELD, age 47, vice president of the Fund (appointed May
    1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins. Prior to May 1994, she was a partner in the law firm of Arnold & Porter. Ms. Schonfeld is a vice president of 28 investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        PAUL H. SCHUBERT, age 35, vice president (appointed September 1994) and treasurer (appointed May 1997) of the Fund. Mr. Schubert is a first vice president and the director of the mutual fund finance division of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president at BlackRock Financial Management, L.P. Mr. Schubert is also a vice president and treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        BARNEY A. TAGLIALATELA, age 36, vice president and assistant treasurer of the Fund (appointed May 1997). Mr. Taglialatela is a vice president and a manager of the mutual fund finance division of Mitchell Hutchins. Prior to February 1995, he was a manager of the mutual fund finance division of Kidder Peabody Asset Management, Inc. Mr. Taglialatela is a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        KEITH A. WELLER, age 36, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a first vice president and associate general counsel of Mitchell Hutchins. Prior to joining Mitchell Hutchins in June 1995, he was an attorney with the law firm of Brown & Wood. Mr. Weller is also a vice president and assistant secretary of 28 investment companies for which Mitchell Hutchins or PaineWebber serves as an investment adviser.

        IAN W. WILLIAMS, age 40, vice president and assistant treasurer of the Fund (appointed May 1997). Mr. Williams is a vice president and a manager of the mutual fund finance division of Mitchell Hutchins. Mr. Williams is a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                               OTHER INFORMATION

BENEFICIAL OWNERSHIP OF SHARES

    Based on a Schedule 13D submitted to the Fund and filed with the Securities and Exchange Commission, the following shareholder owned more than 5% of the Fund's shares as of the date indicated:

                                                                                NUMBER AND PERCENTAGE OF SHARES
                                                                                    BENEFICIALLY OWNED AS OF
NAME AND ADDRESS                                                                        DECEMBER 5, 1997
----------------------------------------------------------------------------  ------------------------------------
Karpus Management, Inc......................................................        428,325              5.50%

    The shareholder may be contacted c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, NY 10019. Management does not know of any other person who owns beneficially 5% or more of the shares of the Fund.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Fund is not aware of any outstanding report required to be filed by any board member.

                             SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit proposals to be considered at the Fund's 1999 annual meeting of shareholders should send such proposals to the Fund at 1285 Avenue of the Americas, New York, New York 10019, so as to be received by the Fund no later than October 2, 1998. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          SECRETARY

January 30, 1998

        It is important that you execute and return your proxy promptly.

-------------------------------

2002 TARGET
TERM
TRUST INC.
--------------------

                                                     ---------------------------
                                                                     2002 TARGET
                                                                            TERM
                                                                      TRUST INC.
                                                     ---------------------------
PROXY STATEMENT

                                                       -------------------------

                                        NOTICE OF
                                        ANNUAL MEETING
                                        TO BE HELD ON
                                        MARCH 19, 1998
                                        AND
                                        PROXY STATEMENT
                                                                ----------------

                          2002 TARGET TERM TRUST INC.
                     ANNUAL MEETING OF SHAREHOLDERS - MARCH                PROXY
                                    19, 1998                --------------------

The undersigned hereby appoints as proxies Scott Griff and Teresa Ritchie and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF 2002 TARGET TERM TRUST INC.

                             YOUR VOTE IS IMPORTANT

     Please date and sign this proxy on the reverse side and return it in the enclosed envelope to:
     PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

       PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR".

                                                            FOR
                                                FOR  OR     ALL    OR    WITH-
                                                ALL       EXCEPT         HOLD
1.   ELECTION OF DIRECTORS
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO    / /         / /           / /
     VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
     A LINE THROUGH THE NOMINEE'S NAME IN THE
                    LIST BELOW AND MARK
                    CENTER BOX TO RIGHT.)
     Margo N. Alexander, Richard Q.
     Armstrong, E. Garrett Bewkes, Jr.,
     Richard R. Burt, Mary C. Farrell, Meyer
     Feldberg, George W. Gowen, Frederic V.
     Malek, Carl W. Schafer.

2.   To ratify the selection of Ernst & Young   FOR       AGAINST       ABSTAIN
     LLP as the Fund's independent auditors     / /         / /           / /
     for the fiscal year ending November 30,
     1998.

                   Continued and to be signed on reverse side

This proxy will not be voted unless it is dated and signed exactly as instructed below:

                                             If shares are held by an
                                             individual, sign your name exactly
                                             as it appears on this card. If
                                             shares are held jointly, either
                                             party may sign, but the name of the
                                             party signing should conform
                                             exactly to the name shown on this
                                             proxy card. If shares are held by a
                                             corporation, partnership or similar
                                             account, the name and the capacity
                                             of the individual signing the proxy
                                             card should be indicated unless it
                                             is reflected in the form of
                                             registration. For example: "ABC
                                             Corp., John Doe, Treasurer."

                                                    Sign exactly as name appears
                                                                         hereon.
                                             _____________________________(L.S.)
                                             _____________________________(L.S.)
                                             Date ________________________, 1998